EXHIBIT 99.2

PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION FOR SYNOVICS PHARMACEUTICALS AND KIRK, LLC AND AFFILIATE



Pro Forma Condensed Combining Financial Information                            1

Unaudited Pro Forma Condensed Combining Balance Sheet
as of October 31, 2005                                                         2

Unaudited Pro Forma Condensed Combining Statements of Operations
for the Year ended October 31, 2005                                            3

Unaudited Pro Forma Condensed Combining Balance Sheet
as of April 30, 2006                                                           4

Unaudited Pro Forma Condensed Combining Statements of Operations
for the Six Months ended April 30, 2006                                        5

Notes to Unaudited Pro Forma Condensed Combining Financial Information         6

PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

On May 23, 2006 Synovics Pharmaceuticals, Inc. ("Synovics") acquired all of the outstanding equity interests in Kirk Pharmaceuticals, LLC as well as its affiliate ANDAPharm, LLC (collectively, "Kirk"). Kirk is a Florida-based pharmaceutical company which manufactures over-the-counter ("OTC") and generic prescription drugs. Per the terms of the purchase agreement, the Company paid $9,000,000 in cash and issued a promissory note in the principal amount of $3,000,000. Kirk was founded in 1999 and has grown from 4 employees to more than 120 at the date of this report. Kirk has 70,000 square feet of manufacturing space in its FDA and DEA approved facility and Schedule 2, 3, 3N, 4 and 5 pharmaceutical manufacturing and List I Chemicals certification. Kirk currently manufacturers and/or markets more than 30 OTC solid dose and soft-gel pharmaceutical products. Kirk's business strategy is to develop and manufacture low-cost OTC products in a streamlined manufacturing environment using Current Good Manufacturing Practices (cGMP) guidelines.

The unaudited pro forma condensed combining balance as of October 31, 2005 was prepared under the assumption that the acquisition of Kirk had been completed on October 31, 2005. The unaudited pro forma condensed combining statement of operations for the year ended October 31, 2005 combines the operating results of Synovics for the year ended October 31, 2005 and the operating results for Kirk for the ten months ended October 31, 2005, and was prepared under the assumption that the acquisition of Kirk had been completed on January 1, 2005.

The unaudited pro forma condensed combining balance as of April 30, 2006 was prepared under the assumption that the acquisition of Kirk had been completed on April 30, 2006. The unaudited pro forma condensed combining statement of operations for the six months ended April 30, 2006 combines the operating results of Synovics for the six months ended April 30, 2006 and the operating results for Kirk for the six months ended April 30, 2006, and was prepared under the assumption that the acquisition of Kirk had been completed on November 1, 2005.

The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining balance sheet and statements of operations. The unaudited pro forma condensed combined financial information presented is based on , and should be read in conjunction with, the historical financial statements and the related notes thereto for both Synovics and Kirk.

SYNOVICS PHARMACEUTICALS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
OCTOBER 31, 2005


------------------------------------------------------------------------------------------------------------------------------
                                                                    HISTORICAL
                                                          -------------------------------
                                                                               KIRK AND         PRO FORMA          PRO FORMA
                                                            SYNOVICS          AFFILIATE        ADJUSTMENTS          COMBINED
------------------------------------------------------------------------------------------------------------------------------
   ASSETS
   Current Assets
      Cash and cash equivalents                           $    128,819       $    443,757 a b     7,291,000       $  7,863,576
      Accounts receivable, net of allowance for
      doubtful accounts of $10,000                                  --          1,414,202                            1,414,202
      Inventory                                                  4,010          3,001,324                            3,005,334
      Prepaid expenses                                         137,609             60,765                              198,374
------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                                 270,438          4,920,048         7,291,000         12,481,486
------------------------------------------------------------------------------------------------------------------------------
Property and equipment - net                                     4,513          1,304,040            (9,040)         1,299,513
Security deposits                                                   --             32,710                               32,710
Deposits on equipment                                          234,494                 --                              234,494
Deposits on purchase agreement                                 200,000                 --          (200,000)                --
Deferred financing fees                                        375,042                 --                              375,042
Patents - net of accumulated amortization of $312,816       14,600,149                 --                           14,600,149
Investment in joint venture                                  1,226,919                 --                            1,226,919
Goodwill                                                                               --        10,116,314         10,116,314
------------------------------------------------------------------------------------------------------------------------------
          TOTAL ASSETS                                    $ 16,911,555       $  6,256,798        17,198,274         40,366,627
==============================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
      Accounts payable                                    $  1,007,570          2,940,310                         $  3,947,880
      Accrued expenses and other current liabilities           992,362            353,561           134,000          1,479,923
      Line of credit payable                                        --            246,135                --            246,135
      Current portion of long-term debt                             --             23,171                --             23,171
      Current portion of capital lease obligations                  --             27,720                --             27,720
      Loan payable - shareholders                            1,452,100          1,692,694        (1,692,694)         1,452,100
      Accrued interest on notes payable to
      shareholders and others                                  731,792                 --                --            731,792
------------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES                          4,183,824          5,283,591        (1,558,694)         7,908,721
==============================================================================================================================

Long-Term Debt, less current portion                         1,423,980            106,337 a      13,500,000         15,030,317
Capital lease obilgations, less current portion                     --            123,838                              123,838
------------------------------------------------------------------------------------------------------------------------------
                                                             1,423,980            230,175        13,500,000         15,154,155
------------------------------------------------------------------------------------------------------------------------------
Commitments and Contingencies
   Shareholders' deficiency:
   Preferred stock                                             798,998                 --                --            798,998
   Common stock                                                 22,681                 --             1,500             24,181
   Warrants                                                    511,650                                                 511,650
   Accumulated equity (deficit)                            (44,832,212)           743,032          (743,032)       (44,832,212)
   Additional paid in capital                               54,802,634                 --         5,998,500         60,801,134

------------------------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                        11,303,751            743,032         5,256,968         17,303,751
------------------------------------------------------------------------------------------------------------------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 16,911,555       $  6,256,798        17,198,274       $ 40,366,627
==============================================================================================================================

See notes to pro forma consolidated financial statements

SYNOVICS PHARMACEUTICALS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 2005

-----------------------------------------------------------------------------------------------------------------
                                                      HISTORICAL
                                            -------------------------------
                                                                    (A)
                                                                 KIRK AND          PRO FORMA          PRO FORMA
                                              SYNOVICS           AFFILIATE        ADJUSTMENTS          COMBINED
-----------------------------------------------------------------------------------------------------------------
Net revenues                                $      8,192       $ 11,092,871                            11,101,063
Cost of sales:
  Product costs                                   45,289          8,333,226                             8,378,515
-----------------------------------------------------------------------------------------------------------------
Gross margin                                     (37,097)         2,759,645                 --          2,722,548
Operating expenses:
  Product research and development             1,521,508          1,181,804                             2,703,312
  Selling and marketing                               --            315,182                               315,182
  General and administrative                     352,960          1,535,075                             1,888,035
-----------------------------------------------------------------------------------------------------------------
  Loss from Operations                        (1,911,565)          (272,416)                           (2,183,981)
Other income (expenses):
  Equity in the loss of joint venture           (220,414)                --                              (220,414)
  Gain (loss) on sale of fixed assets
  and other income                                13,695               (120)                               13,575
  Interest and financing costs                  (792,976)           (94,403)                             (887,379)
-----------------------------------------------------------------------------------------------------------------
Total other expense                             (999,695)           (94,523)                --         (1,094,218)
Net loss                                    $ (2,911,260)      $   (366,939)                           (3,278,199)
=================================================================================================================
=================================================================================================================
Net loss per share - basic and diluted      $      (0.14)      $         --                                 (0.16)
                                            =====================================================================
Weighted average number of common             20,094,784                 --                            20,094,784
                                            =====================================================================

Pro forma net loss per share is computed by dividing the pro forma net loss by Synovics' historical weighted average number of shares outstanding.

SYNOVICS PHARMACEUTICALS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
SIX MONTHS ENDED APRIL 30, 2006

--------------------------------------------------------------------------------------------------------------------------------
                                                                      HISTORICAL
                                                           -------------------------------
                                                                                KIRK AND           PRO FORMA         PRO FORMA
                                                             SYNOVICS          AFFILIATE          ADJUSTMENTS         COMBINED
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets
Cash and cash equivalents                                  $  1,144,447       $         -- a c      7,291,000       $  8,435,447
Accounts receivable, net of allowance for
doubtful accounts of $10,000                                         --          3,192,078            (50,000)         3,142,078
Inventory                                                         3,669          3,574,264                             3,577,933
Prepaid expenses                                                122,035            107,775                               229,810
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                          1,270,151          6,874,117          7,241,000         15,385,268
--------------------------------------------------------------------------------------------------------------------------------
Property and equipment - net                                     15,259          1,279,240             15,760          1,310,259
Security deposits                                                13,348                 --                                13,348
Capitalized acquisition costs                                   108,472                              (108,472)                --
Deposits on equipment                                           267,836                 --                               267,836
Deposits on purchase agreement                                  200,000                 --           (200,000)                --
Deferred financing fees                                       1,983,437                 --                             1,983,437
Note receivable - long term                                     150,000                                                  150,000
Patents - net of accumulated amortization of $327,965        14,585,000                 --                            14,585,000
Other assets                                                                       426,893                               426,893
Goodwill                                                             --                 --         10,117,193         10,117,193
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               $ 18,593,503       $  8,580,250       $ 17,065,481         44,239,234
================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses                      $  2,145,453          4,562,853 c     $    (24,534)      $  6,683,772
Due to financing company                                             --            246,135           (246,135)                --
Advances from customers                                              --          1,351,050                 --          1,351,050
Current portion of long-term debt                             1,563,130                 --                 --          1,563,130
Current portion of capital lease obligations                         --             35,487                                35,487
Loan payable - shareholders                                   1,406,452                 --                 --          1,406,452
Accrued interest on notes payable to
shareholders and others                                         888,604                 --                 --            888,604
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                     6,003,639          6,195,525           (270,669)        11,928,495
--------------------------------------------------------------------------------------------------------------------------------

Long-Term Debt, less current portion                          2,166,474                 -- a       13,500,000         15,666,474
Long- Term Loan payable - shareholders                               --          1,609,371         (1,609,371)                --
Capital lease obilgations, less current portion                      --            220,875                               220,875
--------------------------------------------------------------------------------------------------------------------------------
                                                              2,166,474          1,830,246         11,890,629         15,887,349
--------------------------------------------------------------------------------------------------------------------------------
Commitments and Contingencies
Shareholders' deficiency:
Preferred stock                                                 798,998                 --                 --            798,998
Common stock                                                     22,681                 --              1,500             24,181
Warrants                                                      2,685,560                 --                             2,685,560
Accumulated equity (deficit)                                (48,283,341)           554,479           (554,479)       (48,283,341)
Additional paid in capital                                   55,384,292                 --          5,998,500         61,382,792
Common stock in treasury                                       (184,800)                --                 --           (184,800)
--------------------------------------------------------------------------------------------------------------------------------
          TOTAL SHAREHOLDERS' EQUITY                         10,423,390            554,479          5,445,521         16,423,390
--------------------------------------------------------------------------------------------------------------------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 18,593,503       $  8,580,250         17,065,481       $ 44,239,234
================================================================================================================================

See notes to pro forma consolidated financial statements

SYNOVICS PHARMACEUTICALS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 2006

-------------------------------------------------------------------------------------------------------------------------
                                                          HISTORICAL
                                              ---------------------------------
                                                                     KIRK AND             PRO FORMA           PRO FORMA
                                                SYNOVICS             AFFILIATE           ADJUSTMENTS           COMBINED
-------------------------------------------------------------------------------------------------------------------------
Net revenues                                  $      2,115         $  9,661,550 h           (100,000)           9,563,665
Cost of sales:
  Product costs                                        335            7,218,564                                 7,218,899
-------------------------------------------------------------------------------------------------------------------------
Gross margin                                         1,780            2,442,986             (100,000)           2,344,766
Operating expenses:
  Product research and development                 324,487            1,050,504 h           (100,000)           1,274,991
  Selling and marketing                                 --                   --                                        --
  General and administrative                     1,381,450            1,768,677                                 3,150,127
-------------------------------------------------------------------------------------------------------------------------
  Loss from Operations                          (1,704,157)            (376,195)                  --           (2,080,352)
Other income (expenses):
  Other income                                     140,000                   --                                   140,000
  Interest income (expense)                       (844,853)             196,179                                  (648,674)
-------------------------------------------------------------------------------------------------------------------------
Total other expense                               (704,853)             196,179                   --             (508,674)
-------------------------------------------------------------------------------------------------------------------------
Net loss from discontinued operations           (1,042,119)                  --                   --           (1,042,119)
-------------------------------------------------------------------------------------------------------------------------
Net loss                                      $ (3,451,129)        $   (180,016)                  --           (3,631,145)
=========================================================================================================================
=========================================================================================================================
Net loss per share - basic and diluted        $      (0.15)        $         --                                     (0.16)
                                              ===========================================================================
Weighted average number of common               22,681,725                   --                                22,681,725
                                              ===========================================================================

Pro forma net loss per share is computed by dividing the pro forma net loss by Synovics' historical weighted average number of shares outstanding.



NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
EXPLANATION OF PRO FORMA ADJUSTMENTS

ADJUSTMENTS TO PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006:

         h. To eliminate intercompany development services revenue and research development expense.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

1. BASIS OF PRESENTATION

On May 23, 2006 Synovics Pharmaceuticals, Inc. ("Synovics") acquired all of the outstanding equity interests in Kirk Pharmaceuticals, LLC as well as its affiliate ANDAPharm, LLC (collectively, "Kirk"). Kirk is a Florida-based pharmaceutical company which manufactures over-the-counter ("OTC") and generic prescription drugs. Per the terms of the purchase agreement, the Company paid $9,000,000 in cash and issued a promissory note in the principal amount of $3,000,000. Kirk was founded in 1999 and has grown from 4 employees to more than 120 at the date of this report. Kirk has 70,000 square feet of manufacturing space in its FDA and DEA approved facility and Schedule 2, 3, 3N, 4 and 5 pharmaceutical manufacturing and List I Chemicals certification. Kirk currently manufacturers and/or markets more than 30 OTC solid dose and soft-gel pharmaceutical products. Kirk's business strategy is to develop and manufacture low-cost OTC products in a streamlined manufacturing environment using Current Good Manufacturing Practices (cGMP) guidelines.

The unaudited pro forma condensed combining balance sheets as of October 31, 2005 and April 30, 2006 were prepared under the assumption that the acquisition of Kirk had been completed on January 1, 2005. The unaudited pro forma condensed combining statement of operations for the year ended October 31, 2005 combines the operating results of Synovics for the year ended October 31, 2005 and the six months ended April 30, 2006 and the operating results of Kirk for the ten months ended October 31, 2005 and the six months ended April 30, 2006, and was prepared under the assumption that the acquisition of Kirk had been completed on January 1, 2005.

The unaudited pro forma financial information is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining balance sheet and statements of operations. The unaudited pro forma condensed combined financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both Synovics and Enable.

The allocation of the initial purchase price consideration paid at closing to the assets acquired and liabilities assumed included in the pro forma condensed combining financial information was based upon estimates of the fair market value of the acquired assets and assumed liabilities. These estimates of fair market value may change based upon completion of Synovicc's final valuation of the assets and liabilities of Kirk.

The purchase price of the acquisition is set forth below:



         Cash on closing                                   $  9,000,000
         Note payable to sellers                              3,000,000
         Estimated transaction costs incurred                   543,000
                                                           ------------
         Total purchase price                              $ 12,543,000
                                                           ============


A preliminary estimate of the fair value of the assets acquired and liabilities assumed based upon Kirk's October 31, 2006 balance sheet is set forth below in thousands:

                                        4
--------------------------------------------------------------------------------

     Assets Acquired:
        Current assets                                                               $  4,920,048
        Non-current assets                                                              1,327,710
     Liabilities assumed                                                               (3,821,072)
                                                                                     ------------
     Net assets acquired                                                             $  2,426,686
                                                                                     ------------

     Cost in excess of net assets acquired (recorded goodwill)                         10,116,314
                                                                                     ------------
     Total estimated fair value of net assets acquired and recorded goodwill         $ 12,543,000
                                                                                     ============


The results of operations of Kirk will be consolidated with the results of operations of Synovics for all periods subsequent to the acquisition date of May 23, 2006.

2. EXPLANATION OF PRO FORMA ADJUSTMENTS

ADJUSTMENTS TO PRO FORMA BALANCE SHEET AS OF OCTOBER 31, 2005:

(a) To show the costs incurred by Synovics in the acquisition of Kirk as if it had occurred on October 31, 2005.

The purchase price of the acquisition is set forth below:



         Cash on closing                                   $  9,000,000
         Note payable to sellers                              3,000,000
         Estimated transaction costs incurred                   543,000
                                                           ------------
         Total purchase price                              $ 12,543,000
                                                           ============


(b) To allocate the total costs incurred by Synovics in the acquisition of Kirk among the assets acquired and liabilities assumed by Synovics as if the acquisition had occurred on October 31, 2005.

A preliminary estimate of the fair value of the assets acquired and liabilities assumed based upon Enable's July 31, 2005 balance sheet is set forth below:


     Assets Acquired:
        Current assets                                                               $  4,920,048
        Non-current assets                                                              1,327,710
     Liabilities assumed                                                               (3,821,072)
                                                                                     -------------
     Net assets acquired                                                             $  2,426,686
                                                                                     -------------

     Cost in excess of net assets acquired (recorded goodwill)                         10,116,314
                                                                                     -------------
     Total estimated fair value of net assets acquired and recorded goodwill         $ 12,543,000
                                                                                     =============


c    To reflect cash proceeds of sale shares of common stock in a private placement. The proceeds of which were used to fund the acquisition of Kirk:

         Cash                                  6,000,000
         Common stock                                             1,500
         Additional paid in capital                           5,998,500

     (d) To reflect cash proceeds of bank financing used to fund the acquistion of Kirk:

     Cash                                     10,500,000
     Long-term debt, less current portion                    10,500,000


ADJUSTMENTS TO PRO FORMA BALANCE SHEET AS OF APRIL 30, 2006:

(a) To show the costs incurred by Synovics in the acquisition of Kirk as if it had occurred on April 30, 2006.

The purchase price of the acquisition is set forth below:



         Cash on closing                                   $  9,000,000
         Note payable to sellers                              3,000,000
         Estimated transaction costs incurred                   567,472
                                                           ------------
         Total purchase price                              $ 12,567,472
                                                           ============


(b) To allocate the total costs incurred by Synovics in the acquisition of Kirk among the assets acquired and liabilities assumed by Synovics as if the acquisition had occurred on October 31, 2005.

A preliminary estimate of the fair value of the assets acquired and liabilities assumed based upon Enable's July 31, 2005 balance sheet is set forth below:


     Assets Acquired:
        Current assets                                                               $  6,874,117
        Non-current assets                                                              1,721,893
     Liabilities assumed                                                               (6,145,731)
                                                                                     ------------
     Net assets acquired                                                             $  2,450,279
                                                                                     ------------

     Cost in excess of net assets acquired (recorded goodwill)                         10,117,193
                                                                                     ------------
     Total estimated fair value of net assets acquired and recorded goodwill         $ 12,567,472
                                                                                     ============


c    To reflect cash proceeds of sale shares of common stock in a private placement. The proceeds of which were used to fund the acquisition of Kirk:

     Cash                                      6,000,000
     Common stock                                                 1,500
     Additional paid in capital                               5,998,500


     (e) To reflect cash proceeds of bank financing used to fund the acquistion of Kirk:

     Cash                                     10,500,000
     Long-term debt, less current portion                    10,500,000

(f) To eliminate intercompany development services revenue and research and development expense